SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT –November 25, 2003

(Date of Earliest Event Reported)

AK STEEL HOLDING

CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware (State of Incorporation)	31-1401455 (I.R.S. Employer Identification No.)

703 Curtis Street, Middletown, OH (Address of principal executive offices)	45043 Zip Code

Registrant’s telephone number, including area code: (513) 425-5000

Item 5.    Other Events.

On November 25, 2003, AK Steel issued a press release, a copy of which is attached hereto as Exhibit No. 99.1 and incorporated by reference herein, announcing the appointment of Albert E. Ferrara as vice president of finance and chief financial officer.

Item 7.	Exhibit.

	(c)	Exhibit:

99.1 Press Release dated November 25, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By:	/s/ David C. Horn

David C. Horn
Secretary

Dated:  November 25, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on November 25, 2003